UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2010

___________________

Lyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

6401 Hollis St., Suite 125
Emeryville, CA		94608
(Address of principal		(Zip code)
executive offices)

Registrant's telephone number, including area code: (800) 768-2929

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Loan and Security Agreement

     On May 6, 2010, Lyris, Inc. (the “Company”) and its wholly owned subsidiaries, Lyris Technologies, Inc and Commodore Resources (Nevada), Inc. (each a “Borrower” and collectively, the “Borrowers”) entered into a Fifth Amendment (the “Amendment”) to the Amended and Restated Loan and Security Agreement with Comerica Bank (the “Bank”). The Amendment revises the terms of the Amended and Restated Loan and Security Agreement entered into on March 6, 2008, by and among the Bank and the Borrowers (the “Agreement”), as amended by (1) the First Amendment to the Agreement, dated July 30, 2008, (2) the Waiver Letter, dated September 12, 2008, (3) the Second Amendment to the Agreement, dated December 31, 2008, (4) the Third Amendment to the Agreement, dated June 19, 2009 and (5) the Fourth Amendment to the Agreement, dated October 23, 2009, each by and among the Bank and the Borrowers.

     The Amendment extends credit in the form of a revolving line of credit of five million dollars ($5,000,000) with a maturity date of April 30, 2012. In connection with the Amendment the Company is repaying in full the three million three hundred fifty thousand dollar ($3,350,000) term loan that had previously been outstanding under the Agreement. Borrowings under the line of credit are limited to 80% of the Company’s eligible accounts receivable. Without prior bank approval, the Company’s line of credit under the Amendment is limited to one million five hundred thousand dollars ($1,500,000) to be used for joint ventures or acquisitions and the Company cannot become subject to more than one million dollars ($1,000,000) of permitted liens in connection with equipment purchases.

     The Amendment amends and restates the financial covenants to include (a) a liquidity requirement, defined as unrestricted cash plus unused availability under the revolving line, of one million dollars ($1,000,000) and (b) certain EBITDA, which is Borrowers’ earnings before interest, taxes, depreciation, amortization and non-cash stock compensation expenses, thresholds (measured on a trailing six (6) month basis), as follows:

Measuring Period Ending	Minimum Trailing Six (6) month
EBITDA
4/30/10	$1,000,000
5/31/10	$1,000,000
6/30/10	$750,000
7/31/10	$500,000
8/31/10	$1.00
9/30/10	($500,000)
10/31/10	($750,000)
11/30/10	($1,000,000)
12/31/10	($1,000,000)
1/31/11	($750,000)
2/28/11	($500,000)
3/31/11	$1.00

     The forgoing description of the Amendment is qualified in its entirety by reference to the Fifth Amendment to the Amended and Restated Loan and Security Agreement, a copy of which is included as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

	(d)	Exhibits.

10.1	Fifth Amendment to Amended and Restated Loan and Security Agreement, entered into as of May 6, 2010, by and among Comerica Bank, Lyris, Inc., Lyris Technologies, Inc and Commodore Resources (Nevada), Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyris, Inc

		By:	/s/ Luis Rivera
		Name:	Luis Rivera
		Title:	Chief Executive Officer

Date:	May 7, 2010